                                                                  Exhibit 10.27
     /s/                                         /s/
ADVANCIS PHARMACEUTICAL                     BARCLAY WHITE SKANSKA INC
CORPORATION

DATE     3/27/03                            DATE     4/7/03
     --------------------------------            -------------------------------

ATTEST                                      ATTEST

        /s/ Steven Shallcross                         /s/
     --------------------------------       ------------------------------------


--------------------------------------------------------------------------------
                          Amendment No. 1 to Agreement
                     Between Owner and Construction Manager
--------------------------------------------------------------------------------


Pursuant to Paragraph 2.2 of the Agreement, dated July 12, 2002, between Advancis Pharmaceutical Corporation (Owner) and Skanska USA Building, Inc., successor by merger with Barclay White Skanska, Inc., (Construction Manager), for the construction of tenant improvements for Lot 4. Seneca Meadows, Gaithersburg, Maryland (the Project), the Owner and Construction Manager establish a Guaranteed Maximum Price and Contract Time for the Work as set forth below.

                                    ARTICLE 1
                            GUARANTEED MAXIMUM PRICE

The Construction Manager's Guaranteed Maximum Price for the Work, including the estimated Cost of the Work as defined in Article 6 and the Construction Manager's Fee as defined in Article 5, is Seven Million, Two Hundred Seventy-Nine Thousand, Five Hundred and Fifty-Five Dollars ($7,279,555.00). The sum of $335,734 is included in the Guaranteed Maximum Price as Owner contingency.

This Price is for the performance of the Work in accordance with the Contract Documents listed and attached to this Amendment and marked Exhibits A through F, as follows:

Exhibit A         Drawings, Specifications, addenda and General, Supplementary and other Conditions of the Contract on which the Guaranteed
                  Maximum Price is based, pages 1 through 12 dated January 7,
                  2003.

Exhibit B         Allowance items, pages 1 dated January 9, 2003.

Exhibit C         Clarifications made in preparing the Guaranteed Maximum Price, pages 1, dated January 9, 2003.

Exhibit D         Completion schedule, pages 1 through 8, dated December 20,
                  2002.

Exhibit E               Alternate prices, pages 1, dated January 9, 2003.



(C) 1991 - THE AMERICAN INSTITUTE OF ARCHITECTS, 1735 NEW YORK AVENUE, N.W., WASHINGTON, D.C. 20006-5292 AIA DOCUMENT AIA121/CMC AND AGC DOCUMENT 565 - OWNER-CONSTRUCTION MANAGER AGREEMENT - 1991 EDITION - AIA(R)- AGC -(C)1991 - THE ASSOCIATED GENERAL CONTRACTORS OF AMERICA, 1957 E STREET, N.W., WASHINGTON, D.C. 20006-5209. WARNING: Unlicensed photocopying violates U.S. copyright laws and is subject to legal prosecution. This document was electronically produced with permission of the AIA and can be reproduced in accordance with your license without violation until the date of expiration as noted below, expiration as noted below. User Document: Advancis form a121 version 2.___ -- 3/21/2003. AIA License Number 1013483, which expires on 2/27/2004.

Exhibit F               None.

Exhibit G         Supplement to Insert 5.2.2.

                                   ARTICLE II
                                  CONTRACT TIME

The date of Substantial Completion established by this Amendment is: Phase 1 administrative offices is April 29, 2003 and remainder of space is August 19, 2003.

OWNER                                       CONSTRUCTION MANAGER

By:         /s/                             By:         /s/
      ADVANCIS PHARMACEUTICAL                    SKANSKA USA BUILDING, INC.,
      CORPORATION

DATE        3/27/03                         DATE        4/7/03
      ---------------------------                 -----------------------------

ATTEST   /s/ Steven Shallcross              ATTEST   /s/
      ---------------------------           ------------------------------------


(C) 1991 - THE AMERICAN INSTITUTE OF ARCHITECTS, 1735 NEW YORK AVENUE, N.W., WASHINGTON, D.C. 20006-5292 AIA DOCUMENT AIA121/CMC AND AGC DOCUMENT 565 - OWNER-CONSTRUCTION MANAGER AGREEMENT - 1991 EDITION - AIA(R)- AGC -(C)1991 - THE ASSOCIATED GENERAL CONTRACTORS OF AMERICA, 1957 E STREET, N.W., WASHINGTON, D.C. 20006-5209. WARNING: Unlicensed photocopying violates U.S. copyright laws and is subject to legal prosecution. This document was electronically produced with permission of the AIA and can be reproduced in accordance with your license without violation until the date of expiration as noted below, expiration as noted below. User Document: Advancis form a121 version 2.___ -- 3/21/2003. AIA License Number 1013483, which expires on 2/27/2004.

                                                                       EXHIBIT A

                                                    Current Drawing List

                                     Summary Log, Grouped by Type and Discipline



--------------------------------------------------------------------------------
Advancis Pharmaceutical Corporation Tenant Improvements      Project # 152017
Advancis Pharmaceutical Corporation                          Tel: 301-738-0087
20417 Goldenrod Lane                                         Fax: 301-738-2166
Germantown, MD 20852
--------------------------------------------------------------------------------


NUMBER        REV     TITLE                   REV DATE     BULLETIN     % COMPLETE    STATUS   CATEGORY     GENERAL NOTES   REF RFLS
Drawings
Architectural
G 001           0     Title Sheet             12/13/2002                   100                              Construction
G 002           0     Fire Protection Floor   12/13/2002                   100                              Construction
                      Plan & Code Data
G 003           0     Phased Occupancy        12/13/2002                   100                              Construction
                      Floor Plan & Code Data
A 101           0     Overall Architectural   12/13/2002                   100                              Construction
                      Floor Plan
A 102           0     Partial Floor Plan -    12/13/2002                   100                              Construction
                      Admin & Future
                      Expansion
A 103           0     Partial Floor Plan -    12/13/2002                   100                              Construction
                      Labs & Pilot Plant
A 104           0     Reflected Ceiling       12/13/2002                   100                              Construction
                      Plan - Admin Offices
A 105           0     Reflected Ceiling       12/13/2002                   100                              Construction
                      Plan - Labs & Pilot
                      Plant
A 106           0     Roof Plan & Penthouse   12/13/2002                   100                              Construction
                      Floor Plan
A 107           0     Interior Finishes       12/13/2002                   100                              Construction
                      Floor Plan
A 301           0     Building Sections       12/13/2002                   100                              Construction
A 302           0     Building Sections       12/13/2002                   100                              Construction

                                                   Current Drawing List
                                     Summary Log, Grouped by Type and Discipline


NUMBER        REV     TITLE                   REV DATE     BULLETIN     % COMPLETE    STATUS   CATEGORY     GENERAL NOTES   REF RFLS
A 401           0     Enlarged Toilet Room    12/13/2002                   100                              Construction
                      Plans
A 402           0     Enlarged Laboratory     12/13/2002                   100                              Construction
                      Floor Plan West
A 403           0     Enlarged Laboratory     12/13/2002                   100                              Construction
                      Floor Plan East
A 501           0     Typical Door Detail     12/13/2002                   100                              Construction
A 502           0     Typical Interior        12/13/2002                   100                              Construction
                      Details
A 503           0     Typical Finish Details  12/13/2002                   100                              Construction
A 504           0     Typical Finish Details  12/13/2002                   100                              Construction
A 505           0     Interior Elevations     12/13/2002                   100                              Construction
                      and Details
A 601           0     Partition Schedule &    12/13/2002                   100                              Construction
                      Details
A 602           0     Door Schedule &         12/13/2002                   100                              Construction
                      Details
A 603           0     Room Finish Schedule    12/13/2002                   100                              Construction
                      & Details
A 604           0     Lab Casework Schedule   12/13/2002                   100                              Construction
                      & Typ Details
Electrical
E 101           0     Floor Plan Lighting     12/13/2002                   100                              Construction
E 102           0     Floor Plan Lighting     12/13/2002                   100                              Construction
E 103           0     Floor Plan Lighting     12/13/2002                   100                              Construction
E 104           0     Floor Plan Lighting     12/13/2002                   100                              Construction
E 201           0     Floor Plan Power        12/13/2002                   100                              Construction
E 202           0     Floor Plan Power        12/13/2002                   100                              Construction
E 203           0     Floor Plan Power        12/13/2002                   100                              Construction
E 301           0     Floor Plan Fire Alarm   12/13/2002                   100                              Construction
E 302           0     Floor Plan Fire Alarm   12/13/2002                   100                              Construction
E 303           0     Floor Plan Fire Alarm   12/13/2002                   100                              Construction
E 304           0     Floor Plan Fire Alarm   12/13/2002                   100                              Construction

                                                   Current Drawing List

                                     Summary Log, Grouped by Type and Discipline

NUMBER        REV     TITLE                   REV DATE     BULLETIN     % COMPLETE    STATUS   CATEGORY     GENERAL NOTES   REF RFLS
E 401           0     Part Plans Power        12/13/2002                   100                              Construction
E 402           0     Floor Plan Mechanical   12/13/2002                   100                              Construction
                      Connection
E 403           0     Floor Plan Mechanical   12/13/2002                   100                              Construction
                      Connections &
                      Schedules
E 501           0     Power Riser Diagram     12/13/2002                   100                              Construction
E 502           0     Schedule, Legend and    12/13/2002                   100                              Construction
                      Abbreviations
E 503           0     Panel Schedules         12/13/2002                   100                              Construction
E 504           0     Panel Schedules         12/13/2002                   100                              Construction
E 505           0     Details and Diagrams    12/13/2002                   100                              Construction
E 506           0     Details and Diagrams    12/13/2002                   100                              Construction

Mechanical
M 101           0     New Work Admin. Area    12/13/2002                   100                              Construction
                      Floor HVAC
M 102           0     New Work Plan HVAC      12/13/2002                   100                              Construction
M 103           0     New Work Pilot Part     12/13/2002                   100                              Construction
                      Plan HVAC
M 104           0     Mechanical Roof Plan    12/13/2002                   100                              Construction
M 301           0     Building Sections       12/13/2002                   100                              Construction
M 401           0     New Work Mezzanine      12/13/2002                   100                              Construction
                      Part Plan HVAC
M 402           0     New Work Mechanical     12/13/2002                   100                              Construction
                      Room Part Plan
M 501           0     Mechanical Details      12/13/2002                   100                              Construction
M 601           0     NW, Steam and Chilled   12/13/2002                   100                              Construction
                      Water System Schematic
M 602           0     Air Flow and            12/13/2002                   100                              Construction
                      Temperature Diagrams
                      Schematic Design
M 603           0     Schedules and           12/13/2002                   100                              Construction
                      Mechanical

                                                   Current Drawing List

                                     Summary Log, Grouped by Type and Discipline

NUMBER        REV     TITLE                   REV DATE     BULLETIN     % COMPLETE    STATUS   CATEGORY     GENERAL NOTES   REF RFLS
                      Equipment List

M 604           0     Schedules               12/13/2002                   100                              Construction
M 605           0     Automatic Temperature   12/13/2002                   100                              Construction
                      Control Diagrams
Plumbing
P 101           0     New Work Sub-Slab       12/13/2002                   100                              Construction
                      Plan Plumbing
P 102           0     New Work Floor Plan     12/13/2002                   100                              Construction
                      Plumbing
P 103           0     New Work Floor Plan     12/13/2002                   100                              Construction
                      Heating Water Loop
P 104           0     New Work Floor Plan     12/13/2002                   100                              Construction
                      RO/DI & USP Water Loop
P 401           0     Toilet Room Part        12/13/2002                   100                              Construction
                      Plans Plumbing
P 402           0     R & D Part Plans        12/13/2002                   100                              Construction
                      Plumbing
P 403           0     R & D Lab Area Part     12/13/2002                   100                              Construction
                      Plan Plumbing
P 404           0     Production Area Part    12/13/2002                   100                              Construction
                      Plan Plumbing
P 501           0     Mechanical Details      12/13/2002                   100                              Construction
P 601           0     Sanitary/Lab Waste      12/13/2002                   100                              Construction
                      Riser Diagram
P 602           0     Sanitary/Lab Waste      12/13/2002                   100                              Construction
                      Riser Diagram
P 603           0     Domestic & Vacuum       12/13/2002                   100                              Construction
                      Riser Diagrams
P 604           0     DI and USP System       12/13/2002                   100                              Construction
                      Schematic Diagram

                                                   Current Drawing List

                                     Summary Log, Grouped by Type and Discipline

NUMBER        REV     TITLE                   REV DATE     BULLETIN     % COMPLETE    STATUS   CATEGORY     GENERAL NOTES   REF RFLS
Proposal Requests
00 - Introductory Information & Contract Requirements

PR 001          0     Revised Carpet Types    12/31/2002                   100                              Construction
                      and Finishes
PR 002          0     Revise Ceramic Tile     12/31/2002                   100                              Construction
                      in Mens Bathrooms
PR 003          0     Provide 1-hour Fire     12/31/2002                   100                              Construction
                      Rated Ceilings in
                      Chemical Room
PR 004          0     Revise Section 15410    12/13/2002                   100                              Construction
                      Plumbing Fixtures
PR 005          0     Revise Executive        12/31/2002                   100                              Construction
                      Office Carpet
Sketches
15 - Mechanical
SK 101          0     Sketch 101              11/20/2002                   100                              Addendum #5
SK 102          0     Sketch 102              11/20/2002                   100                              Addendum #5
SK M 101        0     Sketch  M-101           11/8/2002                    100                              Addendum #2 -
                                                                                                            Referencing
                                                                                                            Drawing P-404
SK M 102        0     Sketch M-102            11/8/2002                    100                              Addendum #2 -
                                                                                                            Referencing
                                                                                                            Drawing P-404
SK M 103        0     Sketch M-103            11/8/2002                    100                              Addendum #2 -
                                                                                                            Referencing
                                                                                                            Drawing P-404
SK M 104        0     Sketch M 104            11/8/2002                    100                              Addendum #2 -
                                                                                                            Referencing
                                                                                                            Drawing M-401
SK M 105        0     Sketch M-105            11/8/2002                    100                              Addendum #2 -
                                                                                                            Referencing
                                                                                                            Drawing M-401

                                                   Current Drawing List

                                     Summary Log, Grouped by Type and Discipline

NUMBER        REV     TITLE                   REV DATE     BULLETIN     % COMPLETE    STATUS   CATEGORY     GENERAL NOTES   REF RFLS
SK M 106        0     Sketch M-106            11/12/2002                   100                              Addendum #3
                                                                                                            Referencing
                                                                                                            Drawing M-402
Specifications
01-General Conditions

                1     Summary                 10/25/2002                   100
                1     Allowances              10/25/2002                   100
                1     Alternates              10/25/2002                   100
                1     Project Coordination    10/25/2002                   100
                1     Construction Progress   10/25/2002                   100
                      Documentation
                1     Submittal Procedures    10/25/2002                   100
                1     Quality Requirements    10/25/2002                   100
                0     Temporary Facilities    10/25/2002                   100
                      and Controls
                1     Product Requirements    10/25/2002                   100
                1     Execution Requirements  10/25/2002                   100
                1     Cutting and Patching    10/25/2002                   100
                1     Cleaning                10/25/2002                   100
                1     Closeout Procedures     10/25/2002                   100
                1     Operation and           10/25/2002                   100
                      Maintenance Data
                0     Demonstration and       10/25/2002                   100
                      Training

02 - Site Construction

                0     Excavation & Fill       9/4/2002                     100
                0     Chain Link Fences and   10/25/2002                   100
                      Gates

                                                   Current Drawing List

                                     Summary Log, Grouped by Type and Discipline


NUMBER        REV     TITLE                   REV DATE     BULLETIN     % COMPLETE    STATUS   CATEGORY     GENERAL NOTES   REF RFLS

03 - Concrete
               1    Cast In Place Concrete    10/25/2002                   100
               0    Cast In Place Concrete    1/7/2003                     100                              SI-003
                    (Limited Applications)
04 - Masonry
               0    Granite Countertops       10/25/2002                   100
               1    Masonry                   10/25/2002                   100
05 - Steel
               1    Metal Fabrications        10/25/2002                   100
               0    Metal Stairs and          10/25/2002                   100
                    Railings
               0    Gratings                  10/25/2002                   100
               0    Architectural Joint       10/25/2002                   100
                    Systems
06 - Wood and Plastics
               1    Rough Carpentry           10/25/2002                   100
               1    Architectural Woodwork    10/25/2002                   100

07 - Thermal and Moisture Protection
               0    Building Insulation       7/22/2002                     50
                    (VOID)
               0    Built-Up Asphalt Roofing  10/25/2002                   100
               0    Membrane Roofing (VOID)   7/22/2002                     50
               0    Sheet Metal Flashing      10/25/2002                   100
                    and Trim
               0    Roof Accessories          10/25/2002                   100
               1    Through Penetration       10/25/2002                   100
                    Firestop Systems
               1    Fire Resistive Joint      10/25/2002                   100
                    System
               1    Joint Sealants            10/25/2002                   100

                                                   Current Drawing List

                                     Summary Log, Grouped by Type and Discipline

NUMBER        REV     TITLE                   REV DATE     BULLETIN     % COMPLETE    STATUS   CATEGORY     GENERAL NOTES   REF RFLS

08 - Doors and Windows
               1    Steel Doors and Frames    10/25/2002                   100
               0    Stainless Steel Frames    10/25/2002                   100
               0    Flush Wood Doors          10/25/2002                   100
               0    Plastic Doors             10/25/2002                   100
               0    Access Doors and Frames   10/25/2002                   100
               1    Overhead Coiling Doors    10/25/2002                   100
               1    Aluminum Entrances and    10/25/2002                   100
                    Storefronts
               0    Unit Skylights (VOID)     7/22/2002                     50
               0    Door Hardware (VOID)      7/22/2002                     50
               0    Door Hardware             10/25/2002                   100
               1    Glass                     10/25/2002                   100

09 - Finishes
               0    Glass Reinforced Gypsum   10/25/2002                   100
                    Fabrications
               1    Gypsum Board Assemblies   10/25/2002                   100
               0    Ceramic Tile              10/25/2002                   100
               1    Accoustical Panel         10/25/2002                   100
                    Ceilings
               0    Accoustical Metal Pan     10/25/2002                   100
                    Ceiling
               1    Resilent Floor Tile       10/25/2002                   100
               1    Sheet Vinyl Floor         10/25/2002                   100
                    Coverings
               1    Resilent Wall Base and    10/25/2002                   100
                    Accessories
               0    _________ Flooring        10/25/2002                   100
               1    Carpet                    10/25/2002                   100
               0    Wall Coverings            10/25/2002                   100
               1    Paints                    10/25/2002                   100


                                                   Current Drawing List

                                     Summary Log, Grouped by Type and Discipline

NUMBER        REV     TITLE                   REV DATE     BULLETIN     % COMPLETE    STATUS   CATEGORY     GENERAL NOTES   REF RFLS

10 - Specialties

               0    Toilet Compartments       7/22/2002                     50
                    (VOID)
               0    Metal Toilet              10/25/2002                   100
                    Compartments
               1    Wall and Corner Guards    10/25/2002                   100
               1    Metal Lockers             10/25/2002                   100
               1    Fire Extinguishers and    1/7/2003                     100                              SI-003
                    Cabinets
               0    Operable Partitions       10/25/2002                   100
               0    Operable Panel            7/22/2002                     50
                    Partitions (VOID)
               1    Toilet Accessories        10/25/2002                   100

11 - Equipment
               1    Projection Screens        10/25/2002                   100
               0    Loading Dock Equipment    10/25/2002                   100
               1    Clean Room Products       10/25/2002                   100
               1    Laboratory Fume Hoods     10/25/2002                   100

12 - Furnishings
               1    Metal Laboratory          10/25/2002                   100
                    Casework
               0    Entrance Mats             10/25/2002                   100
               1    Horizontal Louver Blinds  10/25/2002                   100

13 - Special Construction
               0    Controlled Environment    11/20/2002                   100                              Addendum #5
                    Rooms
               0    Fire Alarm                10/14/2002                   100                              Bid Set
               0    Fire Supression Piping    10/14/2002                   100                              Bid Set
               0    Dry Chemical              11/8/2002                    100                              Addendum #2
                    Extinguishing
                    Systems

                                                   Current Drawing List

                                     Summary Log, Grouped by Type and Discipline


NUMBER        REV     TITLE                   REV DATE     BULLETIN     % COMPLETE    STATUS   CATEGORY     GENERAL NOTES   REF RFLS
15 - Mechanical
               0    General Mechanical        7/22/2002                     50                              50% Documents
                    Requirements (VOID)
               0    Basic Mechanical          10/14/2002                   100                              Bid Set
                    Materials & Methods
               0    Motors                    10/14/2002                   100                              Bid Set
               0    Hangers & Supports        10/14/2002                   100                              Bid Set
               0    Mechanical Vibration &    10/14/2002                   100                              Bid Set
                    Seismic Controls
               0    Mechanical                10/14/2002                   100                              Bid Set
                    Identification
               0    Duct Insulation           10/14/2002                   100                              Bid Set
               0    Equipment Insulation      10/14/2002                   100                              Bid Set
               0    Pipe Insulation           10/14/2002                   100                              Bid Set
               0    Valves                    10/14/2002                   100                              Bid Set
               0    Pipe Expansion Fittings   10/14/2002                   100                              Bid Set
                    & Loops
               0    Meters & Gages            10/14/2002                   100                              Bid Set
               0    Domestic Water Piping     10/14/2002                   100                              Bid Set
               0    Sanitary Waste & Vent     09/4/2002                    100                              Bid Set
                    Piping
               0    Sanitary Waste & Vent     10/14/2002                   100                              Bid Set
                    Piping
               0    Hydronic Piping           10/14/2002                   100                              Bid Set
               0    Steam & Condensate        10/14/2002                   100                              Bid Set
                    Piping
               0    Refrigerant Piping        10/14/2002                   100                              Bid Set
               0    Hydronic Pumps            10/14/2002                   100                              Bid Set
               0    Steam Condensate Pumps    10/14/2002                   100                              Bid Set
               0    HVAC Water Treatment      10/14/2002                   100                              Bid Set
               0    Fuel Oil Piping           10/14/2002                   100                              Bid Set
               0    Fuel Gas Piping           10/14/2002                   100                              Bid Set
               0    Vacuum Pumps              11/12/2002                   100                              Addendum #3
               0    General Service           10/14/2002                   100                              Bid Set
                    Compressed Air Piping
               0    Detonized Water Piping    10/30/2002                   100                              Addendum #1

                                                   Current Drawing List

                                     Summary Log, Grouped by Type and Discipline

NUMBER        REV     TITLE                   REV DATE     BULLETIN     % COMPLETE    STATUS   CATEGORY     GENERAL NOTES   REF RFLS

               0    General Service           10/14/2002                   100                              Bid Set
                    Compressed
                    Air Equipment
               0    General Plumbing          07/22/2002                    50                              50% Documents
                    Requirements (VOID)
               0    Plumbing Fixtures         10/14/2002                   100                              Bid Set
               0    Emergency Plumbing        10/14/2002                   100                              Bid Set
                    Fixtures
               0    Plumbing Specialties      10/14/2002                   100                              Bid Set
               0    Water Softeners           10/14/2002                   100                              Bid Set
               0    Electric Domestic Water   10/14/2002                   100                              Bid Set
                    Heaters
               0    Fire Protection (VOID)    7/22/2002                     50                              50% Documents
               0    Fire Tube Boilers         10/14/2002                   100                              Bid Set
               0    Feedwater Equipment       10/14/2002                   100                              Bid Set
               0    Breechings, Chimneys, &   10/14/2002                   100                              Bid Set
                    Stacks
               0    Heating and Air           7/22/2002                     50                              50% Documents
                    Conditioning (VOID)
               0    Rotary Screw Water        10/14/2002                   100                              Bid Set
                    Chillers
               0    Condensing Units          10/14/2002                   100                              Bid Set
               0    Air Cooled Condensers     10/14/2002                   100                              Bid Set
               0    Heat Exchangers           10/14/2002                   100                              Bid Set
               0    Modular Indoor            10/14/2002                   100                              Bid Set
                    Air-Handling Units
               0    Rooftop Air Conditioners  10/14/2002                   100                              Bid Set
               0    Fan Coil Units            10/14/2002                   100                              Bid Set
               0    Metal Ducts               10/14/2002                   100                              Bid Set
               0    Duct Accessories          10/14/2002                   100                              Bid Set
               0    Air Curtain               10/14/2002                   100                              Bid Set
               0    Centrifugal Fans          10/14/2002                   100                              Bid Set
               0    Power Ventilators         10/14/2002                   100                              Bid Set
               0    Air Terminal Units        10/14/2002                   100                              Bid Set

                                                   Current Drawing List

                                     Summary Log, Grouped by Type and Discipline



NUMBER        REV     TITLE                   REV DATE     BULLETIN     % COMPLETE    STATUS   CATEGORY     GENERAL NOTES   REF RFLS

               0    Diffusers, Registers, &   10/14/2002                   100                              Bid Set
                    Grilles
               0    HVAC Instrumentation &    10/14/2002                   100                              Bid Set
                    Controls
               0    Testing, Adjusting, &     10/14/2002                   100                              Bid Set
                    Balancing
               0    HVAC, Plumbing &          10/14/2002                   100                              Bid Set
                    Mechanical Systems
                    Verification &
                    Commissioning
16 - Electrical
               0    General Electrical        7/22/2002                     50                              50% Documents
                    Requirements (VOID)
               0    Basic Electrical          10/14/2002                   100                              Bid Set
                    Materials & Methods
               0    Grounding & Bonding       10/14/2002                   100                              Bid Set
               0    Electrical Testing        10/14/2002                   100                              Bid Set
               0    Methods & Materials       7/22/2002                     50                              50% Documents
                    (VOID)
               0    Conductors & Cables       10/14/2002                   100                              Bid Set
               0    Raceways & Boxes          10/14/2002                   100                              Bid Set
               0    Wiring Devices            10/14/2002                   100                              Bid Set
               0    Packaged Engine           10/14/2002                   100                              Bid Set
                    Generators
               0    UPS System                10/14/2002                   100                              Bid Set
               0    Enclosed Switches &       10/14/2002                   100                              Bid Set
                    Circuit Breakers
               0    Transfer Switches         10/14/2002                   100                              Bid Set
               0    Enclosed Controllers      10/14/2002                   100                              Bid Set
               0    Switchboards              10/14/2002                   100                              Bid Set
               0    Panelboards               10/14/2002                   100                              Bid Set
               0    Dry Type Transformers     10/14/2002                   100                              Bid Set
                    (600V & less)

                                                   Current Drawing List

                                     Summary Log, Grouped by Type and Discipline

NUMBER        REV     TITLE                   REV DATE     BULLETIN     % COMPLETE    STATUS   CATEGORY     GENERAL NOTES   REF RFLS


               0    Fuses                     10/14/2002                   100                              Bid Set
               0    Lighting (VOID)           7/22/2002                     50                              50% Documents
               0    Interior Lighting         10/14/2002                   100                              Bid Set
               0    Emergency Power System    7/22/2002                     50                              50% Documents
                    (VOID)
               1    Structured Cabling        11/14/2002                   100
                    System
               0    Fire Alarm System (VOID)  7/22/2002                     50                              50% Documents

Supplemental Documentation
00 - Introductory Information & Contract Requirements

ADD 1         0     Addendum #1               10/30/2002                   100
ADD 2         0     Addendum #2               11/8/2002                    100
ADD 3         0     Addendum #3               11/12/2002                   100
ADD 4         0     Addendum #4               11/13/2002                   100
ADD 5         0     Addendum #5               11/20/2002                   100
              0     Gandreau Letter to        12/10/2002                   100                              Demonstrates
                    Minkoff                                                                                 shell building
                                                                                                            responsibilities
              0     Supplemental              1/7/2003                     100
                    Instruction 001
              0     Supplemental              1/7/2003                     100
                    Instruction 002
              0     Supplemental              1/7/2003                     100
                    Instruction 003

                                    EXHIBIT B

                       ADVANCIS PHARMACEUTICAL CORPORATION
                         SENECA MEADOWS, GERMANTOWN, MD

                                     152017

                        SKANSKA USA BUILDING GMP PROPOSAL

                              ALLOWANCES (REVISED)
                                 JANUARY 9, 2003

The following allowances are included in our GMP pricing:

ALLOWANCE NO.  1 - Provide reception desk as shown on the drawings.
                                                                      $   20,000

ALLOWANCE NO.  2 - Provide trap priming System required by WSSC
                   yet not indicated on contract documents.           $   14,100
                                                                      ----------

ALLOWANCE NO.  3 - Provide cutting and patching of existing roof to accommodate roof penetrations to
                   accommodate this work.                             $   12,000
                                                                      ----------

ALLOWANCE NO.  4 - Provide demolition of deck and concrete and installation of miscellaneous metals. Framing
                   to accommodate slab openings in metal deck.        $   20,000
                                                                      ----------

ALLOWANCE NO.  5 - Provide cold room 4 degrees C with air cooled
                   condenser and temperature recorder.                $   32,000
                                                                      ----------

ALLOWANCE NO.  6 - Provide board room millwork.                       $   20,000
                                                                      ----------

ALLOWANCE NO.  7 - Industrial and process piping and equipment
                   coordination and equipment not indicated.          $   10,000
                                                                      ----------

ALLOWANCE NO.  8 - Electrical Room Stairs                             $    7,500
                                                                      ----------

ALLOWANCE NO.  9 - Curbs at Penthouse Duct Penetrations               $    2,500
                                                                      ----------

ALLOWANCE NO. 10 - Autoclave Equipment                                $   80,000
                                                                      ----------

ALLOWANCE NO. 11 - Dishwasher Equipment                               $   60,000
                                                                      ----------

                                    EXHIBIT C

                       ADVANCIS PHARMACEUTICAL CORPORATION
                         SENECA MEADOWS, GERMANTOWN, MD

                                     152017

                        SKANSKA USA BUILDING GMP PROPOSAL

                                 CLARIFICATIONS

                                 JANUARY 9, 2003

1. Skanska USA Building performance and payment bond costs are not included.

2.       No landscaping costs are included.

3.       Controls for process piping are not included.

4. We have included the sum of $18,600 in our GMP to provided sprinkler protection for the future expansion area.

5.       Skylights are provided by Minkoff Development Corporation.

6. We have included the sum of $38,343 to provide the utility yard equipment screen.

7. Dock leveler pit to be provided by Minkoff. Leveler to be provided by Skanska USA Building.

8.       The following items are not included in the GMP:

             -   Kitchen appliances
             -   AV system (other than satellite TV dish and 4 outlets)
             -   Darkroom equipment
             -   Security system
             -   Warehouse racking
             -   Signs and artwork
             -   Teleconferencing
             -   Reception furniture

9.       Building permit costs are not included.

Activity ID       Activity           Dur        Start            Finish
-----------       --------           ---      ----------       ----------
PROJECT MILESTONES
General
           U/G Permit                  0                       DEC 17 02A
           Inspections & C.O.         10      JUL 01 03A       JUL 14 03A
           100% Construction Doc.      0                       DEC 19 02
           Project GMP                 0                       DEC 19 02
           Building Permit             0                       JAN 08 03
           Phase I - Sub.              0                       APR 30 03
           Completion
           Phase II - Sub.             0                       AUG 07 03
           Completion
           Project Completion          0                       SEP 04 03

PRE-CONSTRUCTION
Base Building
           Shell Construction        100      MAY 13 02A       JAN 16 03
           Pour Concrete Slab         10      JAN 22 03        FEB 04 03
Documentation
           50% Constr. Documents      50      MAY 13 02A       JUL 22 02A
           50% CD Estimate            20      JUL 22 02A       AUG 16 02A
           Construction Documents     65      JUL 22 02A       OCT 18 02A
           U/G Permit Appl.           47      OCT 09 02A       DEC 17 02A
           Establish GMP              15      OCT 21 02A       DEC 20 02A
           Building Permit Appl.      20      NOV 07 02A       JAN 08 03
Procurement - Bid & Award
           U/G Plumbing - Package     10      SEP 17 02A
           Mechanical Package         20      OCT 25 02A       DEC 11 02A
           Electrical Package         20      OCT 25 02A       DEC 11 02A
           Fire Protection            15      NOV 13 02A       DEC 23 02
           Package
           Lab Casework Package       15      NOV 13 02A       DEC 23 02
           Drywall/ACT Package        20      NOV 20 02A       DEC 23 02
           DR/FR/HDWR Package         20      NOV 20 02A       DEC 23 02
           Finish & Specialty         25      NOV 26 02A       DEC 23 02
           Packages
           Masonry Package            13      DEC 20 02        JAN 10 03

------------------------------------------------------------------------------------------------------------------
_____       APR 01 02        Early Bar           2017
_____       SEP 04 03        Progress Bar                     Construction Schedule                   EXHIBIT D
_____       DEC 20 02        Critical Activity             Advancis Pharmaceutical Company
_____       ______ 44                                         New Corporate, Office,               DATED: 12/20/02
                                                            Lab & Pilot Plant Facility
------------------------------------------------------------------------------------------------------------------

Activity ID       Activity           Dur        Start            Finish
-----------       --------           ---      ----------       ----------
           Glass Package              13      DEC 20 02        JAN 10 03
           Misc. Metals Package       13      DEC 20 02        JAN 10 03
Approval Process
           U/G Plumbing               20      OCT 09 02A       NOV 01 02A
           Submittals
           Ductwork/Mech              50      DEC 16 02A       FEB 07 03
           Submittal
           Electrical Submittals      40      DEC 16 02A       FEB 07 03
           Fire Protection            40      DEC 24 02        FEB 20 03
           Submittals
           Drywall/ACT Submittals     30      DEC 24 02        FEB 06 03
           Lab Casework               30      DEC 24 02        FEB 06 03
           Submittals
           DR/FR/HDWR Submittals      30      DEC 24 02        FEB 06 03
           Finish Submittals          30      DEC 24 02        FEB 06 03
           Masonry Submittals         20      JAN 13 03        FEB 07 03
           Glass Submittal            14      JAN 13 03        JAN 30 03

CONSTRUCTION
Building Systems
           U/G Plumbing               20      DEC 20 02A       JAN 21 03
           Fab/Deliver RTU's          50      JAN 09 02        MAR 19 03
           Elec. Switchgear &         35      JAN 30 03        MAR 19 03
           Panels
           Emergency Generator        60      JAN 30 03        APR 23 03
           DW Equipment & Piping      40      FEB 10 03        APR 04 03
           Boiler & HW                60      FEB 13 03        MAY 07 03
           System/Piping
           RO/USP Water System        80      FEB 13 03        JUN 04 03
           RTU's Set & Final          25      MAR 24 03        APR 25 03
           Connection
           B.A.S Wiring & Control     40      MAY 14 03        JUL 08 03
           Testing & Balancing        30      JUL 11 03        AUG 21 03
           Validation                 15      AUG 15 03        SEP 04 03
Phase I - Admin Offices
           Electrical - Branch        25      JAN 30 03        MAR 05 03
           Power
           Fab/Install Ductwork       30      FEB 05 03        MAR 18 03
           Metal Studs/Drywall        30      FEB 19 03        APR 01 03
           Rough-In Mech Piping       18      FEB 26 03        MAR 21 03
           Ceiling Grid               15      MAR 05 03        MAR 25 03

------------------------------------------------------------------------------------------------------------------
_____       APR 01 02        Early Bar           2017
_____       SEP 04 03        Progress Bar                     Construction Schedule                   EXHIBIT D
_____       DEC 20 02        Critical Activity             Advancis Pharmaceutical Company
_____       ______ 44                                         New Corporate, Office,               DATED: 12/20/02
                                                            Lab & Pilot Plant Facility
------------------------------------------------------------------------------------------------------------------

Activity ID       Activity           Dur        Start            Finish
-----------       --------           ---      ----------       ----------
           Plumbing Rough-In           8      MAR 05 03        MAR 14 03
           Rough-In Sprinkler         15      MAR 12 03        APR 01 03
           Piping
           Ceramic Tile                4      MAR 19 03        MAR 24 03
           Plumbing Fixtures           8      MAR 25 03        APR 03 03
           Finish G/R/D's             10      MAR 26 03        APR 08 03
           Finish Elec - Fixt &       10      MAR 26 03        APR 08 03
           Devices
           Finishes - Speclt's,       23      MAR 31 03        APR 30 03
           CPT & PT
           Install DR/FR/HDWR         12      APR 11 03        APR 28 03
           Millwork                    5      APR 23 03        APR 29 03
Phase II - Fabs
           Electrical - Branch        25      MAR 06 03        APR 09 03
           Power
           Fab/Install Ductwork       35      MAR 12 03        APR 29 03
           Rough-In Mech Piping       25      APR 02 03        MAY 06 03
           Plumbing Rough-In          18      APR 02 03        APR 25 03
           Metal Studs/Drywall        35      APR 16 03        JUN 03 03
           Rough-In Sprinkler         12      APR 23 03        MAY 08 03
           Piping
           Install DR/FR/HDWR          9      MAY 06 03        MAY 16 03
           Ceiling Grid               19      JUN 04 03        JUN 30 03
           Lab Flooring                6      JUN 10 03        JUN 17 03
           Set Lab Casework           10      JUN 18 03        JUL 01 03
           Finish G/R/D's             12      JUN 25 03        JUL 10 03
           Finish Elec - Fixt &       12      JUL 01 03        JUL 16 03
           Devices
           Set Lab Equipment          14      JUL 02 03        JUL 21 03
           Finishes - Speclt's,       20      JUL 11 03        AUG 07 03
           CPT & PT
Phase II - Pilot Plant & Warehouse
           Fab/Install Ductwork       30      APR 02 03        MAY 13 03
           Electrical - Branch        30      APR 03 03        MAY 14 03
           Power
           Rough-In Mech Piping       25      APR 23 03        MAY 27 03
           Plumbing Rough-In          12      APR 23 03        MAY 08 03
           Metal Studs/Drywall        25      MAY 07 03        JUN 10 03
           Rough-In Sprinkler         15      MAY 14 03        JUN 03 03
           Piping
           Install DR/FR/HDWR          7      MAY 26 03        JUN 03 03
           Masonry Partitions          5      MAY 28 03        JUN 03 03
           Misc. Metal Fabrications   15      JUN 04 03        JUN 24 03
           Drywall Ceilings           14      JUN 11 03        JUN 30 03

------------------------------------------------------------------------------------------------------------------
_____       APR 01 02        Early Bar           2017
_____       SEP 04 03        Progress Bar                     Construction Schedule                   EXHIBIT D
_____       DEC 20 02        Critical Activity             Advancis Pharmaceutical Company
_____       ______ 44                                         New Corporate, Office,               DATED: 12/20/02
                                                            Lab & Pilot Plant Facility
------------------------------------------------------------------------------------------------------------------

Activity ID       Activity           Dur        Start            Finish
-----------       --------           ---      ----------       ----------
           Ceramic Tile                8      JUN 18 03        JUN 27 03
           Finish G/R/D's             10      JUN 23 03        JUL 04 03
           Set OH Doors                4      JUN 25 03        JUN 30 03
           Plumbing Fixtures          12      JUN 30 03        JUL 15 03
           Epoxy Flooring              4      JUL 07 03        JUL 10 03
           Set Lab Casework            8      JUL 11 03        JUL 22 03
           Finishes - Speclt's &      25      JUL 16 03        AUG 19 03
           PT
           Set Lab Equipment          12      JUL 18 03        AUG 04 03
           Finish Elec - Fixt &       10      JUL 30 03        AUG 12 03
           Devices

------------------------------------------------------------------------------------------------------------------
_____       APR 01 02        Early Bar           2017
_____       SEP 04 03        Progress Bar                     Construction Schedule                   EXHIBIT D
_____       DEC 20 02        Critical Activity             Advancis Pharmaceutical Company
_____       ______ 44                                         New Corporate, Office,               DATED: 12/20/02
                                                            Lab & Pilot Plant Facility
------------------------------------------------------------------------------------------------------------------

                                    EXHIBIT E

                       ADVANCIS PHARMACEUTICAL CORPORATION
                         SENECA MEADOWS, GERMANTOWN, MD

                                     152017

                        SKANSKA USA BUILDING GMP PROPOSAL

                              ALTERNATES (REVISED)
                                 JANUARY 9, 2003

The following items are not included in the GMP:

ALTERNATE NO. 1 - Provide Vinyl Wall Covering VWC-1 as described in Division 9 Section Wall Coverings instead
                  of finish painting in Rooms designated as
                  Executive Office and Director's Office.             $  In GMP
                                                                      ---------

ALTERNATE NO. 2 - Provide active pressurization control for HVAC
                  system in Pilot Plant                               $     -0-*
                                                                      ---------

ALTERNATE NO. 3 - Provide occupancy sensor lighting controls
                  (NOT ACCEPTED BY OWNER)


ALTERNATE NO. 4 - Delete wall sconce lighting fixtures in
                  corridors.
                  (NOT ACCEPTED BY OWNER)


ALTERNATE NO 5 - Provide hollow metal steel door as specified in Division 8 Section Steel Doors and
                 Frames in place of fiber reinforced plastic doors.

                 Install hollow metal doors (NOT ACCEPTED BY OWNER)


                 Paint


ALTERNATE NO. 6 - Provide epoxy painted hollow metal door and window frames as specified in Division 8 in
                  place stainless steel frames.                       $  In GMP
                                                                      ---------

                      Paint                                           $  In GMP
                                                                      ---------

ALTERNATE NO. 7 - Provide FM-200 system for regulatory workroom
                  and server room                                     $  In GMP
                                                                      ---------

ALTERNATE NO. 7R - Delete FM-200 system from server room.
                         (NOT ACCEPTED BY OWNER)

*Per Schlenger/Pitz alternate not pursued.

                                    EXHIBIT G

                           SUPPLEMENT TO INSERT 5.2.2
                      AGREEMENT DATED JULY 12, 2002 BETWEEN

        ADVANCIS PHARMACEUTICAL CORPORATION AND SKANSKA USA BUILDING INC.

                                  INCENTIVE FEE

         Insert 5.2.2 of the Agreement provides for the Construction Manager to have the opportunity to earn an incentive fee. The last sentence of Insert 5.2.2 states that "The amount of the incentive payment, the contingency amount and the savings amount shall be established at the time the Guaranteed Maximum Price is accepted by the Owner." The parties hereby establish those items as follows:

         1. The maximum amount of incentive fee which the Construction Manager has the right to earn is $100,000.00.

         2. The Guaranteed Maximum Price includes a construction contingency amount of $319,747.00 for use by the General Manager for the price increases not the responsibility of the Construction Manager.

         3. The savings amount shall be the unspent portion of the contingency for savings from the part of the Construction Manager's Guaranteed Maximum Price representing the construction cost as specified in Insert 5.2.2.

Insert 5.2.2 also states that the "Owner and Construction Manager will share savings and any unused amount of the contingency in a proportion established at such time as Owner accepts the Guaranteed Maximum Price." The parties hereby specify the allocation of the contingency as seventy-five percent (75%) to the Owner and twenty-five percent (25%) to the Construction Manager.

         An example of the allocation is as follows, assuming that the amount remaining in the contingency fund or available from other savings in the construction cost as specified in Insert 5.2.2 following completion of construction of the Project is $400,000:

Owner                               $400,000(75%) =        $300,000
Construction Manager                $400,000(25%) =        $100,000
                                                           --------
                           Total                           $400,000

         The Guaranteed Maximum Price also includes a contingency of $335,734.00 for use solely by the Owner to cover changes to the Project desired by the Owner. The parties shall not include such amount, or any amount remaining of such contingency, in the contingency available for calculation of the Construction Manager's incentive fee.


                                        1